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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - September 15, 1999

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                           LOCKHEED MARTIN CORPORATION
             (Exact name of registrant as specified in its charter)


            Maryland                      1-11437                 52-1893632
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)


   6801 Rockledge Drive, Bethesda, Maryland                         20817
   (Address of principal executive offices)                       (Zip Code)


                                 (301) 897-6000
              (Registrant's telephone number, including area code)

                                  ------------

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 5.  Other Events

      The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release, dated September 15, 1999, which is included as Exhibit 99 to this Form. The press release reports on the status of its pending tender offer and merger related to COMSAT Corporation, particularly one of the conditions to the tender offer regarding the Federal Communications Commission.

Item 7.  Financial Statements and Exhibits

      Exhibit No.               Description
      -----------               -----------

          99           Lockheed Martin Corporation Press Release dated
                       September 15, 1999.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           LOCKHEED MARTIN CORPORATION



                                               /s/ Marian S. Block
                                        -----------------------------------
                                               Marian S. Block
                                               Vice President, Associate General
                                               Counsel and Assistant Secretary


September 16, 1999
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INDEX TO EXHIBITS

Exhibit No.      Description
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99           Lockheed Martin Corporation Press Release dated September 15, 1999.